UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21834

YORK ENHANCED STRATEGIES FUND, LLC
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 17TH Floor New York, New York			10153
(Address of principal executive offices)			(Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, Delaware 19801
(Name and address of agent for service)

Copies to: David M. Mahle Jones Day 222 East 41ST Street New York, New York 10017

Registrant’s telephone number, including area code:		(212) 300-1300

Date of fiscal year end:	December 31, 2005

Date of reporting period:	December 31, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.

YORK ENHANCED STRATEGIES FUND, LLC

Annual Report

December 31, 2005

YORK ENHANCED STRATEGIES FUND, LLC

Financial Statements

December 31, 2005

February 28, 2006

Dear Investor:

Re: York Enhanced Strategies Fund, LLC – 4th Quarter 2005

The York Enhanced Strategies Fund (the “Company”) had a decrease in its net asset value per common share of 7.34% from the initial receipt of investor capital on November 17, 2005 through the end of the year.  This reflects a decrease from operations of 0.48% and a decrease from placement and offering costs charged to paid-in capital of 6.86%.

As of year-end, we had received one-half of the total committed common equity capital and began investing it as we uncovered opportunities.  The current pace of our investing is prompting us to initiate the second drawdown of investor capital.  As you are aware, we have scheduled the upcoming drawdown of an additional one-quarter of committed common equity capital for March 2, 2006.

Approximately one-third of the Company’s assets drawn down to date were invested as of the end of the year.  We have built up positions in corporate bonds, bank debt and equity securities.  The largest exposure in the portfolio is to Rite-Aid bonds.  We have invested in both the senior and junior debentures of this Pennsylvania based national drugstore chain.  The company has steadily improved its balance sheet, cash-flow and margins over the last few years, and we expect these trends to continue.  GMAC is another core credit position we believe is attractive at current levels.  General Motors has begun a strategic review to determine how to restore GMAC to investment grade status.  We believe this will require the sale of a majority of GMAC to a third party with substantial financial resources.  With a non-investment grade rating GMAC cannot gain access to cheap capital, and is therefore destroying value.  The company will be sold if the resultant credit enhancement allows the firm to generate significantly better operating margins and profits going forward.  Under this anticipated scenario, our GMAC bond investments are likely to benefit significantly. We also purchased the second lien bank debt of Calpine, the California utility, when it became apparent the company would file for bankruptcy.  We believe this to be a positive event for the bank debt since bankruptcy protection shields the valuable assets of the company from being claimed by creditors.  The benefit from this accrues to the equity call option embedded in the bank debt by increasing the probability of the ultimate recovery and survival of the company.  Under normalized power and gas prices, we expect the debt to be covered at par plus accrued interest for a 20%+ IRR at our entry point.

Looking forward, we anticipate that U.S. markets may be poised to rally on the diminished desire of the Federal Reserve to raise rates much higher.  Global economic expansion led by Asia, may benefit large corporations that have high barriers to entry protecting their products and services. Global liquidity and healthy economic growth trends are expected to promote corporate combinations as strategic and financial buyers use their cash to pursue attractive acquisition targets.  The unprecedented level of high yield issuance and private-equity sponsored LBOs over the past five years will inevitably provide more robust distressed opportunities when business plans are not realized and/or the economy slows.

In closing, we are pleased to announce the formation of York Capital Management Asia and the opening of York Capital Management’s Singapore office, expanding York’s investment capabilities to the Pacific Rim.  We are delighted to announce the hiring of Edward S.J. Bang as Managing Director of York and head of York’s investment efforts in the region.  On a different note, Eric Edidin, a member of York’s credit team for the last four years, decided to leave York to join a start-up hedge fund.  We wish Eric well in his new venture.  Having increased the size and breadth of York’s credit team over the past few years, we feel comfortable with the existing team resources.

As we close, we thank all of our investors for your continued support this year and as always, we welcome your questions and comments.

Sincerely,

/s/ Jeffrey A. Weber

Jeffrey A. Weber

President

Total Investments by Sector:

The following table represents the company’s holdings by sector at December 31, 2005 as a percentage of total investments.

Consumer Cyclical	15.6%
Consumer Non-Cyclical	25.3
Communications	8.2
Energy	13.6
Financial	20.0
Industrial	6.5
Real Estate	10.8
100.0%

This letter is intended to assist shareholders in understanding how the Company performed during the period ended December 31, 2005. The views and opinions in this letter were current as of February 28, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that common shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of common shares.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments

December 31, 2005

Number of Shares	Description	Value	Percentage of Net Assets

	Equity Securities

	Communications
350,000	Liberty Media Corp.*	$2,754,500
50,000	Motient Corp.*	1,045,000
	Total Communications	3,799,500	2.5%

	Financial
50,000	St. Paul Travelers Cos., Inc.	2,233,500	1.5

	Total Equity Securities (Cost $6,064,730)	6,033,000	4.0

	High Yield Debt#

Par Value
	Consumer Cyclical
$6,066,000	Leslie’s Poolmart, 7.75%, due 2/1/13	6,111,495
1,000,000	Levi Strauss & Co., 12.25%, due 12/15/12	1,116,250
	Total Consumer Cyclical	7,227,745	4.8

	Consumer Non-Cyclical
	Rite Aid Corp.,
4,000,000	6.875%, due 8/15/13	3,290,000
3,000,000	7.50%, due 1/15/15	2,827,500
5,000,000	9.25%, due 6/1/13	4,625,000
1,000,000	Stripes Acquisition LLC/Susser Finance Corp.,
	10.625%, due 12/15/13^	1,020,000
	Total Consumer Non-Cyclical	11,762,500	7.8

	Financial
	General Motors Acceptance Corp.,
200,000	4.90%, due 1/15/08	173,000
400,000	4.90%, due 10/15/09	324,600
100,000	5.15%, due 2/15/08	86,000
100,000	5.20%, due 11/15/09	78,770
260,000	5.25%, due 8/15/09	207,454
100,000	5.35%, due 8/15/08	84,500
125,000	5.50%, due 8/15/07	112,250
104,000	6.10%, due 9/15/19	72,280
100,000	6.25%, due 12/15/07	89,230
6,000,000	8.00%, due 11/1/31	5,835,000
	Total Financial	7,063,084	4.7

	Industrial
3,000,000	Grupo TMM SA, 10.50%, due 8/1/07 (PIK)	3,000,000	2.0

	Total High Yield Debt (Cost $29,082,159)	29,053,329	19.3

The accompanying notes are an integral part of the financial statements.

Par Value	Description	Value	Percentage of Net Assets

	Bank Loans#

	Energy
$5,000,000	Calpine Corp. Term Loan Tranche CPNL,
	LIBOR plus 5.75%, due 7/15/07 +	$4,050,000
2,000,000	Mirant Corp. Revolver,
	LIBOR plus 0.725%, expired maturity +	2,280,000
	Total Energy	6,330,000	4.2%

	Real Estate
5,000,000	LNR Property Corp., Mezzanine Tranche A,
	LIBOR plus 4.50%, due 2/3/08	5,050,000	3.4

	Total Bank Loans (Cost $11,205,000)	11,380,000	7.6
	Total Investments (Cost $46,351,889)	46,466,329	30.9
	Other Assets in Excess of Liabilities	104,101,943	69.1
	Net Assets	$150,568,272	100.0%

*	Non-income producing security
#	Securities are valued at fair value. At December 31, 2005, $40,433,329 of securities were fair valued, representing 26.9% of net assets.
^	Security is issued under Rule 144a and may be subject to certain restrictions as to resale. Unless otherwise noted, security is deemed to be liquid.
+	Issuer in default.
PIK -	Payment-in-kind security. Income may be paid in cash or securities, at the discretion of the issuer.
LIBOR -	London Inter-Bank Offer Rate

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Assets and Liabilities

December 31, 2005

Assets

Investments - at value (cost $46,351,889)	$46,466,329

Cash at bank	114,887,500

Debt issuance costs, net of accumulated amortization of $86,566	5,656,311

Preferred shares offering costs, net of accumulated amortization of $40,530	2,648,273

Receivable for investments sold	985,250

Interest receivable	683,401
171,327,064

Liabilities

Payable for investments purchased	15,499,831

Deferred placement fees payable	3,250,000

Management fee payable	587,671

Offering and organizational costs payable	1,078,698

Commitment fees payable	65,217

Directors’ fees and expenses payable	56,788

Accrued expenses and other payables	219,587
20,757,792

Preferred Share
(Series A-2 Preferred Stock, $1,000 liquidation value per share applicable to 1 share)	$1,000

Net assets applicable to common shareholders	$150,568,272

Net asset value per common share
($150,568,272/162,500 common shares outstanding)	$926.57

Composition of net assets applicable to common shareholders

Common stock, $0.01 par value	$1,625

Paid-in capital	151,157,785

Accumulated net investment loss	(686,618)

Accumulated net realized loss	(18,960)

Unrealized appreciation on investments	114,440
Net assets applicable to common shareholders	$150,568,272

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Operations

For the period from November 17, 2005* through December 31, 2005

Investment income
Interest	$721,168

Expenses
Management fee (Note 3)	587,671
Organizational costs (Note 2)	542,219
Professional fees	149,595
Amortization of debt issuance costs (Note 2)	86,566
Commitment fees (senior debt and preferred shares) (Note 1)	65,217
Directors’ fees and expenses	56,788
Amortization of offering costs (preferred shares) (Note 2)	40,530
Administration and Trustee fees	29,232
Custodian fees	15,068
Other expenses	25,691
Total expenses	1,598,577

Net investment loss	(877,409)

Realized and unrealized gain (loss) on investments:

Net realized loss on investments	(18,960)

Net change in unrealized appreciation (depreciation) of investments	114,440

Net realized and unrealized gain on investments	95,480

Net decrease in net assets applicable to common shareholders from operations	$(781,929)

*                 Commencement of operations.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Changes in Net Assets

For the period from November 17, 2005* through December 31, 2005

Increase (decrease) in net assets from operations:
Net investment loss	$(877,409)
Net realized loss on investments	(18,960)
Net change in unrealized appreciation (depreciation) of investments	114,440
Net decrease in net assets applicable to common shareholders from operations	(781,929)

Capital share transactions:
Proceeds from sale of common shares (162,500 shares)	162,500,000
Common shares placement and offering costs charged to paid-in capital	(11,149,799)
Net increase in net assets from capital share transactions	151,350,201

Net change in net assets applicable to common shareholders	150,568,272

Net assets applicable to common shareholders- Beginning of period	—

Net assets applicable to common shareholders- End of period (including accumulated net investment loss of $686,618)	$150,568,272

Statement of Cash Flows
For the period from November 17, 2005* through December 31, 2005

Cash flows from operating activities:
Net decrease in net assets from operations applicable to common shareholders	$(781,929)
Adjustments to reconcile net decrease in net assets from operations to net cash provided (used) by operating activities:
Proceeds from sales and maturities of long-term investments	2,185,093
Purchases of long-term investments	(34,034,351)
Increase in debt issuance costs, net of accumulated amortization of $86,566	(5,656,311)
Increase in preferred shares offering costs, net of accumulated amortization of $40,530	(2,648,273)
Increase in interest receivable	(683,401)
Increase in deferred placement fees payable	3,250,000
Increase in management fee payable	587,671
Increase in offering and organizational costs payable	1,078,698
Increase in commitment fees payable	65,217
Increase in Directors’ fees and expenses payable	56,788
Increase in accrued expenses and other payables	219,587
Unrealized appreciation of investments	(114,440)
Net realized loss on investments	18,960
Accretion/amortization of discounts and premiums	(7,010)
Net cash used by operating activities	(36,463,701)
Cash flows from financing activities:
Proceeds from sale of common shares	162,500,000
Common shares placement and offering costs charged to paid-in capital	(11,149,799)
Proceeds from sale of Series A-2 preferred share	1,000
Net cash provided by financing activities	151,351,201
Net increase in cash	114,887,500
Cash at beginning of period	—
Cash at end of period	$114,887,500

*                 Commencement of operations.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Financial Highlights

For the period from November 17, 2005* through December 31, 2005

Selected data for a common share outstanding throughout the period

Net asset value, beginning of period	$1,000.00

Income from investment operations:

Net investment loss**	(5.40)
Net realized and unrealized gain on investments**	0.58
Total from investment operations	(4.82)

Common shares placement and offering costs charged to paid-in capital	(68.61)

Net asset value, end of period	$926.57

Total return	(7.34	)%^

Percentages and supplemental data:

Net assets, end of period (000s)	$150,568

Ratios to average net assets:
Expenses	8.80	%(1)
Net investment loss	(4.83)	%(1)

Portfolio turnover rate	14%

*                 Commencement of operations.

**          Per share amounts are based upon the average number of common shares outstanding.

^                  Total return for periods of less than one year are not annualized.

(1)          Annualized

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Notes To Financial Statements

December 31, 2005

1. Organization, Investment Objective and Capitalization Structure:

York Enhanced Strategies Fund, LLC (“the Company”), a Delaware limited liability company, is registered as a nondiversified closed-end management investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”).  The Company received its initial funding on November 17, 2005 (the “Closing Date”) in connection with a private offering of its shares to qualified investors and commenced operations immediately thereafter.  The term of the Company is ten years, unless extended for up to two separate one-year periods, at the option of the common shareholders.

The Company was formed with a focus primarily on credit-oriented investments in both the United States and Europe, while also selectively targeting equity opportunities.  The Company’s objective is to realize compelling risk-adjusted returns that are uncorrelated to price changes in the public markets.  The Company plans to invest in less liquid investments, such as mezzanine financing, bank loans, equity securities, rescue financing and bridge financing transactions.

The Company is authorized to issue common shares (“Common Shares”) in the amount of $325,000,000 (the “Common Commitments”), Series A-1 floating rate term preferred shares (the “Term Preferred Shares”) in the amount of $108,999,000 (the “Preferred Commitments”), one Series A-2 preferred share (the “Special Share”) in the amount of $1,000, and debt (the “Notes”) in the amount of $216,000,000 (the “Debt Commitments”) (together, $650,000,000 of “Capital Commitments”). The Company has the ability to draw these Capital Commitments at various times.  It is the intention of the Company to have drawn the entire Common Commitments and a significant portion of all other Capital Commitments by December 31, 2006.  At December 31, 2005, $162,500,000 of the Common Commitments, as well as the Special Share, had been drawn.

York Enhanced Strategies Feeder Fund, a Delaware statutory trust, and York Enhanced Strategies Feeder Fund (Cayman) Ltd., a Cayman Islands exempted company (together, the “Feeder Funds”) have been established as entities whose sole investment will be Common Shares of the Company and at December 31, 2005 owned 47.4% and 22.2%, respectively, of the Company’s issued and outstanding Common Shares.  Shares of these Feeder Funds have been offered and sold to investors both inside and outside the United States.

Term Preferred Shares

The Term Preferred Shares have a liquidation preference of $1,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not declared).  Such shares rank on parity with the Special Share as to the payment of dividends and distributions of assets upon liquidation, rank junior to any borrowings and other debts and expenses of the Company, including the Notes, and rank senior to the Common Shares as to distributions of assets and payment of dividends.  Holders of the Term Preferred Shares and the Special Share, voting separately as a class, are entitled to elect two of the

Company’s Directors.  On all other matters, holders of the Term Preferred Shares, Special Share and Common Shares vote together as a single class, with one vote for each share.

The Term Preferred Shares have a dividend rate equal to LIBOR plus 0.30%, reset at the beginning of each quarterly rate period, plus an additional amount, if applicable, which approximates the U.S. withholding tax payable by any holder of the Term Preferred Shares with respect to such dividend.

The Term Preferred Shares are subject to mandatory redemption on November 15, 2013, which is extendable for up to two one-year periods with the approval of both the holders of at least 75% of the shares then outstanding and the credit enhancer (as defined below), at a redemption price of $1,000 per share plus accumulated but unpaid dividends thereon.  Additionally, under certain conditions, the Company may be required to either redeem certain of the Term Preferred Shares or repay indebtedness, at the Company’s option.  Such conditions include failure by the Company to maintain adequate collateral as required by the terms of the Notes or by the Statement of Preferences of the Term Preferred Shares, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act.  They are redeemable at the option of the Company, subject to certain provisions, at any time after the five-year anniversary of their initial issuance provided no less than 10% of the Term Preferred Shares remain outstanding.

Commitment fees of 0.10% per annum are accrued on the unissued Term Preferred Shares with respect to the Preferred Commitments and amounted to $13,140 for the period ended December 31, 2005.

Payment of dividends, the above commitment fees, and the redemption price on the final mandatory redemption date are guaranteed under a preferred shares insurance policy obtained from an insurance company (the “credit enhancer”), the premiums of which are 0.30% per annum on the redemption value of issued Term Preferred Shares and 0.10% per annum on the Preferred Commitments for unissued Term Preferred Shares.  In the event the Company fails to make dividend payments on the Term Preferred Shares, the credit enhancer has certain rights, which if asserted, may have a detrimental effect on the Company and its common shareholders, including but not limited to the right to appoint additional Directors such that their appointees comprise a majority of the Board of Directors.

Special Share

The Special Share is redeemable at the option of the Company, in whole or in part, at any time after the termination for any or no reason pursuant to the Investment Management Agreement in an amount equal to $1,000 plus accumulated and unpaid dividends.  The Special Share is entitled to dividends as described in Note 3.  During the period ended December 31, 2005, the Special Share was not entitled to a dividend.

Notes

The Company has entered into a note purchase agreement with certain holders, which provides for the issuance of Notes in the amount of the Debt Commitments.  Amounts drawn under the Notes may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Notes mature November 15, 2013, subject to extension at the option of the holders of 100% of the outstanding principal amount of the Notes for two 12-month periods.  At December 31, 2005, there were no borrowings outstanding.

The outstanding principal amount of the Notes bears interest at a rate per annum of LIBOR plus 0.40%, payable quarterly in arrears.  A commitment fee accrues on the undrawn amount of the Debt Commitments at a rate per annum of 0.20%, payable quarterly.  For the period ended December 31, 2005, the Company accrued $52,077 in commitment fees on the Debt Commitments.

The agreements related to the Notes and Term Preferred Shares have covenants, which if not maintained may cause a default and/or give these holders or other parties various rights, which if asserted, can have a detrimental effect on the Company and its common shareholders.  The most important covenant is the maintaining of the highest rating given by the rating agencies, Standard & Poor’s and Moody’s, which primarily requires maintaining adequate “collateral” as defined by those agencies.

Subject to the terms of a pledge and intercreditor agreement, the Company will pledge substantially all the Company’s assets as collateral for its obligations due under the Notes and the credit enhancement for the Term Preferred Shares.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.  Such policies are in conformity with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Net Asset Value Calculation - The net asset value per common share of the Company will be calculated as of the last business day of each calendar quarter, in connection with each issuance of Common Shares by the Company, as of each distribution declaration date (after giving effect to the relevant distribution), and on such other dates as determined by the Investment Manager or the Board of Directors.

Security Valuation - Investments in securities traded on a nationally recognized securities exchange or over-the-counter market will generally be valued at the closing price on such exchange or market.  Securities not traded on a nationally recognized securities exchange or over-the-counter market are recorded at their fair value as determined in good faith by the Investment Manager, in consultation with the valuation committee pursuant to procedures approved by the Board of Directors.  Such procedures consider prices obtained from one or more brokerage firms or financial institutions making markets in these instruments.  The market for such investments may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors.  Also, there may be only a single or limited number of market makers for certain of the Company’s investments.  Accordingly, the market for such investments may be thinly traded and prices quoted more volatile than would be the case with more established markets.  Because of the inherent uncertainty of valuation, estimated fair values do not necessarily represent amounts that might be ultimately realized, since such amounts depend on future circumstances, and the differences could be material.

Security Transactions - Security transactions are accounted for on trade date (the date on which the order to buy or sell is executed).  Realized gains and losses on sales of securities are determined based on the identified cost of securities sold, generally using the highest cost method.

Investment Income - Interest income is recognized on an accrual basis, increased by the accretion of discount and decreased by the amortization of premium using the effective yield method.  Dividend income is recognized on the ex-dividend date, net of applicable withholding taxes.

Offering and Placement Costs - Costs incurred by the Company in connection with the offering of the Common Shares, including those issued to the Feeder Funds, were recorded as a reduction of paid-in capital applicable to common shares.  Costs incurred in connection with the offering of the Term Preferred Shares have been recorded as a deferred asset.  Such costs are amortized on a straight-line basis from the Closing Date to their mandatory redemption date.  The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company’s operating results.

The Company’s private placement agency agreement with a major broker-dealer provides for the payment of placement fees in addition to those made to them at the Closing Date, commencing at the Closing Date through December 31, 2006 at the rate per annum of 0.25% of Capital Commitments and at the rate per annum of 0.25% of the Company’s investments portfolio (including cash) for the year ended December 31, 2007.  Such fees, including an estimate by management for that portion of the fees based on future anticipated investments portfolios (including cash), are payable quarterly beginning March 31, 2006 and have been included as deferred assets on the Statement of Assets and Liabilities.

Debt Issuance Costs - Costs incurred in connection with placing the Company’s Notes have been recorded as a deferred asset and are amortized on a straight-line basis from the

Closing Date to the expected maturity date of the Notes.  The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company’s operating results.

Organization Costs - Costs incurred to organize the Company have been expensed.  The Company also agreed to pay the organization costs of the Feeder Funds, which are included above.

Federal Income Taxes - The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  It intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.  Accordingly, no provision for federal income tax has been made.  However, the Company could be restricted from making distributions necessary to qualify as a RIC due to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of the Term Preferred Shares and Notes. There can also be no assurance that the Company’s distributions, including but not limited to any dividend on the Special Share, may not be considered preferential and not meet the annual distribution requirements of a RIC.  If the Company fails to qualify as a RIC, the resulting corporate income tax could substantially reduce the Company’s net assets and distributions.

At December 31, 2005, the Federal income tax cost basis of securities was $46,365,639 and, accordingly, net unrealized appreciation for Federal income tax purposes was $100,690 of which $226,351 related to appreciated securities and $125,661 related to depreciated securities.

Dividends and Distributions to Common Shareholders - Dividends and distributions are recorded on the ex-dividend date.  The amount and character of income and capital gains distributions to be paid by the Company are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These book/tax differences are considered either temporary or permanent in nature.  Timing differences are primarily due to the timing of the deductibility of certain expenses such as organizational costs and wash sales.  Permanent differences are primarily due to differing treatments of net operating losses and preferred stock offering costs and resulted in an increase in undistributed net investment income and a decrease to paid-in capital to common shareholders of $190,791 at December 31, 2005.

At December 31, 2005, the Company had no undistributed ordinary income or undistributed long-term capital gains.  For the period ended December 31, 2005, the Company deferred post-October capital losses for U.S. Federal income tax purposes in the amount of $5,209.  Such losses are deemed to arise on the first day of the Company’s next taxable year.

Indemnifications - Under the Company’s organizational documents, its officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Company.  Additionally, in the normal course of business, the Company enters into contracts with service providers that contain a variety of indemnifications.  The Company’s maximum exposure under these arrangements is unknown.  However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Statement of Cash Flows - The cash amount shown in the Statement of Cash Flows is the amount included in the Company’s Statement of Assets and Liabilities and represents cash on hand at its custodian.

3. Management Fees and Other Transactions with Affiliates:

Management Fee - York Enhanced Strategies Management, LLC (“York” or the “Investment Manager”), a New York limited liability company, is the investment manager to the Company.  Pursuant to the Investment Management Agreement, the Company pays York as partial compensation for all services rendered a fee, payable quarterly, at a rate initially equal to 0.75% per annum of the Management Fee Capital as of each calendar quarter end.  Management Fee Capital during the period commencing on the Closing Date and ending on December 31, 2006 is defined as the sum of (a) the aggregate Common Commitments, regardless of whether the Company has drawn down such commitments, (b) the aggregate Preferred Commitments, regardless of whether the Company has drawn down such commitments, and (c) the aggregate Debt Commitments, regardless of whether the Company has drawn down or repaid such commitments.  Thereafter, Management Fee Capital is the quarter-end value of the Company’s investments portfolio (including cash).  After December 31, 2007, the Management Fee rate will be equal to 1.00% per annum.

Additionally, as holder of the Special Share, York is entitled to contingent dividends (the “Carried Interest”) equal to the greater of 1) $40 per year and 2) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the Common Shares (excluding any distribution relating to the original capital payment made for the Common Shares) exceed a 2% quarterly weighted average return on undistributed capital attributable to the Common Shares until York has received from the Company an amount equal to 20% of the aggregate cumulative distributions of net income and gain to the holders of the Common Shares.  This 2% quarterly weighted average return on undistributed capital is cumulative (but not compounded) up to an aggregate of 8% per year.  Thereafter, the Special Share is entitled to 20% of the distributable dividends, so long as the cumulative dividends to the Common Shares are at least 80% of the total cumulative dividends.

The Company, at its option, may repurchase the Special Share at its liquidation preference but continue to be obligated to make payments to the Investment Manager in amounts equal to the amount of contingent dividend payments that would have been payable pursuant to the Investment Management Agreement.

Directors’ Fees - Certain officers and a Director of the Company are also officers of York or its affiliates.   The Company does not pay any compensation directly to its officers or Directors who are directors, officers or employees of York or its affiliates.

Affiliated Shareholders - Included in the Common Commitments is $34 million from affiliates of York.

4. Investment Transactions:

During the period ended December 31, 2005, the Company made purchases and sales totaling $49,534,182 and $3,170,343, respectively, of investment securities excluding short-term investments.  There were no purchases or sales of long-term U.S. Government securities in the period.

5. Investment Risks:

The Company’s investment activities expose it to various types of risk, both on and off balance sheet, which are associated with the financial instruments and markets in which it invests.  These financial instruments expose the Company to varying degrees to elements of credit, market, interest rate and currency risk.  The Investment Manager actively monitors and seeks to manage these risks by employing various strategies.  In addition, it is the policy of the Company to transact the majority of its securities and contractual commitment activity with broker-dealers, banks and regulated exchanges that the Investment Manager considers to be well established.

Securities in which the Investment Manager is authorized to invest include those for which there is a relatively inactive trading market.  The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange or for which there is an active over-the-counter market.  The market for such securities may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors.  Such illiquidity may adversely affect the timing or value on liquidation of portfolio assets.

The Company invests in defaulted securities as well as lower rated and comparable quality unrated high yield securities.  Investments in defaulted and other high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities.  The risk of loss may be significantly greater for holders of defaulted and high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Credit risk - Credit risk represents the potential loss that the Company would incur if the counterparties failed to perform pursuant to the terms of their obligations to the Company.  The Company minimizes its exposure to credit risk by conducting transactions with established, reputable brokers.

The clearing and depository operations for the Company’s securities transactions are provided by JPMorgan Chase Bank, N.A.  The Company is subject to credit risk should JPMorgan Chase be unable to fulfill its obligations.

Investment in debt exposes the Company to the risk that an issuer will default on the payment of interest, principal or both.  The extent of the Company’s exposure to credit risk in respect of these financial assets approximates their carrying value as recorded in the Company’s statement of assets and liabilities.

Interest rate risk - The Company is exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows.

Currency risk - The Company may invest in assets or have liabilities denominated in currencies other than its reporting currency, the United States Dollar. Consequently, the Company is exposed to risks that the exchange rate of the United States Dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Company’s assets or liabilities which are denominated in currencies other than the United States Dollar.

Liquidity risk - Securities in which the Investment Manager is authorized to invest include securities for which there is a relatively inactive trading market.  The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange or for which there is an active over-the-counter market. The market for such securities may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Such illiquidity may adversely affect the timing or value on liquidation of portfolio assets.

6. Subsequent Events:

On March 3, 2006, the Company drew 25% of its Common Commitments, and on March 9, 2006, the Company drew 25% of its Preferred Commitments and 25% of its Debt Commitments.

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of York Enhanced Strategies Fund, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of York Enhanced Strategies Fund, LLC (the “Fund”) at December 31, 2005, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period November 17, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2006

YORK ENHANCED STRATEGIES FUND, LLC

DECEMBER 31, 2005

Reporting to Shareholders (Unaudited)

The Company provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 70 days of the end of the Company’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. The Company also delivers the semi-annual and annual reports to shareholders. The Company also files a complete schedule of portfolio holdings with the SEC for the Company’s first and third fiscal quarters on Form N-Q. The Company does not deliver the reports for the first and third fiscal quarters to shareholders. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC- 0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of the Company’s policies and procedures with respect to the voting of proxies relating to the Company’s portfolio securities is available without charge, upon request, by calling collect (212) 300-1300.  The Company commenced operations on November 17, 2005 and thus its proxy voting record for the period ended June 30, 2006 will not be available until approximately August 31, 2006.

YORK ENHANCED STRATEGIES FUND, LLC

Investment Advisory Agreement Approval (Unaudited)

December 31, 2005

In approving the Investment Management Agreement (the “Agreement”), the members of the Board of Directors (the “Directors”) considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Company.  In this connection, the Directors considered factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Company by the Investment Manager (the “Manager”) (2) the performance of the other funds managed by affiliates of the Manager, and (3) the level of compensation of other investment managers that manage portfolios similar to the Company’s.

 The Directors deliberated the merits of approving the Agreement prior to the inception of the Company’s operations. In connection with its deliberations, the Directors, among other things, received information from the Manager regarding the factors set forth above and met with senior representatives of the Manager. In that connection, the Board received and primarily considered the most current information available at the time of the meeting.  The independent members of the Board of Directors (the “Independent Directors”) were assisted by outside counsel during their deliberations and received guidance relating to the legal standards applicable to their consideration of the Agreement.

The Independent Directors, in examining the nature, extent and quality of the services to be provided by the Manager, considered the experience of affiliates of the Manager in serving as investment managers for other funds managed by them. The Independent Directors considered the responsibilities of the Manager to the Company.  In particular, the Independent Directors considered that the Manager is responsible for the selection of investments for and the overall monitoring of the portfolio of investments, oversight of compliance with portfolio policies and objectives, compliance with debt covenants, and implementation of Directors’ directives as they relate to the portfolio of investments.  The Independent Directors also considered that the Manager will be responsible for making all investment decisions on behalf of the Company, placing all orders for the purchase and sale of investments for the Company with brokers or dealers, and performing related administrative functions, such as proxy voting, valuations, recordkeeping, oversight of the calculation of the net asset value and the preparation of the semi-annual and annual reports and tax returns, and managing expenses for the Company.  In addition, the Independent Directors reviewed the background of the principals of the Investment Manager.

The Independent Directors met with the Investment Manager to discuss the basis of the management fee.  Specifically, the fee of another comparable fund not managed by the Manager was discussed in detail.  In addition, management fees paid by other funds and in connection with other arrangements that were similar to the Company were discussed in detail.

The Independent Directors were also made aware of the intention of the Manager to engage in soft dollar transactions.

Based on these considerations, the Independent Directors were satisfied that the Company was reasonably likely to benefit from the nature, quality and extent of the Manager’s services, and that the compensation, including any direct or indirect benefits derived by them and their respective affiliates, was reasonable.  Based on the foregoing, the Independent Directors at a meeting held in person called for the purpose of, among other things, voting for such approval, unanimously approved the Agreement with respect to the Company.

YORK ENHANCED STRATEGIES FUND, LLC

Director & Officer Information

December 31, 2005 (Unaudited)

Independent Directors:

				Number of
				Funds in
	Position(s)	Term of		Complex
Name, Date of Birth and	held with	Office* and Length	Principal Occupation(s)	Overseen
Address of Director	Company	of Time Served	During Past 5 Years	by Director	Other Directorships Held

Robert E. Joyal, Born January, 1945 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2005	Mr. Joyal is currently retired. From 2001 to 2003, he was president of Babson Capital Management. From 1999 to 2003, he was president of MassMutual Corporate Investors and MassMutual Participation Investors.	1

Director of various funds within the MassMutual Financial Group fund complex; Pemco Aviation Group (Aircraft Maintenance and Overhaul); Jefferies Group Inc. (Investment Bank); Various Private Equity and Turnaround Funds operating in Israel and sponsored by First Israel Mezzanine Investors.

Newton P.S. Merrill, Born November, 1939 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and Chairman, Chairman of the Audit Committee and member of the Valuation Committee	Since 2005	Mr. Merrill is currently retired. From 1994 to 2003, he was a Senior Executive Vice President of The Bank of New York in the Banking Division.	1

Director - BNY Hamilton Funds, Inc. (Bank of New York proprietary mutual fund group); BNY/Ivy Multi-Strategy Hedge Fund of Funds LLC (registered fund of funds); National Integrity Life Insurance Company. Member of the advisory board for Freeman & Co. and Fischer & Co.; Trustee & Chairman - The Museum of the City of New York. Trustee - Woods Hole Oceanographic Institution; The Connecticut River Museum.

Robert I. Choi, Born November, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2005	Mr. Choi is currently the managing partner of The Heritage Group, a family company. From 1997 to 2004, Mr. Choi was a managing director for Orion Capital Partners, a fund of funds and a hedge fund.	1	Mr. Choi currently serves on the advisory committee of the Starwood Global Opportunity Fund VII.

Interested Directors:

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Valuation Committee	Since 2005	Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.	1	Mr. Weber currently serves on the Board of Directors of iStar Financial Inc.

Officers:

	Position(s)	Term of
Name, Date of Birth and	held with	Office* and Length
Address of Executive Officer	Company	of Time Served	Principal Occupation(s) During Past 5 Years

James G. Dinan, Born May, 1959 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Executive Officer	Since 2005	Mr. Dinan founded York Capital in 1991 and is the Chief Executive Officer of York Capital and is its senior managing member.

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	President	Since 2005

Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.

Adam J. Semler, Born July, 1964 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Financial Officer and Secretary	Since 2005	Mr. Semler joined York Capital in November 1995 and is the Chief Financial Officer and member of the managing partner of York Capital.

Mark D. Schein, Born October, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Compliance Officer	Since 2005

Mr. Schein joined York Capital in January 2005 and is the Chief Compliance Officer of York Capital. From 2001 to 2004, he worked at U.S. Trust Company and Schwab Capital Markets in their compliance departments.

*                 Each Director and Officer serves an indefinite term, until his or her successor is elected.

Additional information about the Company’s Directors can be found in the Company’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Company collect at (212) 300-1300. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics.  The Registrant will provide to any person without charge, upon written or oral request, a copy of its code of ethics.  Requests should be directed to:  York Enhanced Strategies Management, LLC, Attention: Mark D. Schein, Chief Compliance Officer, 767 Fifth Avenue, 17th Floor, New York, New York 10153, telephone number: (212) 300-1300.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Although the Registrant believes that each of the members of its Audit Committee has sufficient knowledge of accounting principles and financial statements to serve on the Audit Committee, the Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its Audit Committee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were approximately $100,000 for fiscal year 2005.

(b) Audit-Related Fees. The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for audit-related services of the Registrant were approximately $24,000 for fiscal year 2005.

(c) Tax Fees. None.

(d) All Other Fees. None.

(e)(1) The Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of Form N-CSR, are as follows:

The Audit Committee pre-approves the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.  Each of the Audit Committee’s members have the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are (1) those services that only the independent auditor reasonably can provide, (2) services that normally would be provided by the accountant in connection with statutory and regulatory filings and engagements, such as comfort letters, statutory audits, attest services and consents and assistance with, and review of, documents filed with the SEC, and (3) services performed to fulfill the independent auditor’s responsibility under generally accepted auditing standards.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the rules of the SEC and the PCAOB on auditor independence.  With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

(e)(2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser and any entity controlled by, or under common control with such investment adviser were approximately $250,000 for fiscal year 2005.

(h) The Audit Committee of the Board of Directors of the Registrant has considered whether the provision of non-audit services, which were rendered to the Registrant’s Investment Manager and were not pre-approved, is compatible with maintaining the principal accountant’s independence; and it has determined that the provisions of non-audit services does not impair the independence of the Registrant’s principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included in the Annual Stockholder Report in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted policies and procedures to govern how it will vote proxies relating to securities held by it as investments.  It is also the policy of the Registrant to direct York Enhanced Strategies Management, LLC, (the “Investment Manager”) to follow these policies and procedures.

It is the policy of the Registrant that each corporate proxy statement will be reviewed by at least one member of the investment committee of the Registrant (the “Investment Committee”) or its designee.  A copy of each proxy statement received by the Registrant will be kept on file.

The Registrant will vote proxies in accordance with the determination of the Investment Committee of what outcome is in the best interest of the Registrant.  The Investment Manager’s accounting department will keep a record of each vote and a brief explanation for the vote for a period of five years.  The Chief Compliance Officer of the Registrant will periodically review this process to ensure that the proxies are being voted and that a record of each vote is maintained.

Any voting of proxies is subject to any restrictions set forth in the agreements to which the Registrant is a party.  With respect to shareholder governance, covenants, social issues and other votes, the Investment Committee should consider each of these votes and issues individually in order to determine its position on a case by case basis.  The Investment Committee is authorized to, on occasion, delegate, pursuant to its approved voting procedures, the right to vote on particular issues.

The Investment Committee shall seek to identify conflicts it or the Registrant may have in voting proxies.  In the event of a conflict, the Fund will either: (i) abstain from voting if the vote is not likely to be affected; (ii) retain a disinterested third party adviser to advise on the vote; (iii) vote the shares in proportion to other “yes” and “no” votes received by the issuer; (iv) vote the shares as directed by a committee of independent directors; or (v) take such other actions, as may be appropriate in the particular context.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

The Investment Manager through the Investment Committee, which is comprised of James G. Dinan, Daniel A. Schwartz and Alan H. Cohen, manage the day-to-day management of the Company’s investments.  The Investment Committee reviews and discusses the purchase and sale of Company investments.  Any purchase or sale of any Company investment must be approved in advance by at least one member of the Investment Committee.  All members of the committee have equal authority.  Consequently, there are no individual roles of Investment Committee members.  The following information about the members of the Investment Committee is as of the date of this report.

JAMES G. DINAN. Mr. Dinan founded York Capital in September 1991 and is the Chief Executive Officer of York Capital and a managing member of the managing partner of York Capital. From 1985 to 1991, Mr. Dinan worked at Kellner, DiLeo & Co., where he became a general partner and was responsible for investing in risk arbitrage and special situation investments, including distressed securities, high yield bonds and short selling. From 1981 to 1983, Mr. Dinan was a member of the Investment Banking Group of Donaldson, Lufkin & Jenrette, where he was involved in a broad range of corporate finance and merger and acquisition activities. Mr. Dinan received a B.S. in Economics, summa cum laude, from the Wharton School of the University of Pennsylvania and an M.B.A. from the Harvard Business School.

DANIEL A. SCHWARTZ. Mr. Schwartz joined York Capital in March 1993 and is a Senior Managing Director of York Capital, the Chief Investment Officer of York Capital, and a managing member of the managing partner of York Capital. From July 1990 to March 1993, he was an Associate at Morgan Stanley & Co., Inc., spending two years in the Investment Banking Division, and then was a member of the Global Equity Derivatives Department. Mr. Schwartz received a B.A., magna cum laude, from Yeshiva University and an M.S. in Industrial Engineering from Columbia University.

ALAN H. COHEN. Mr. Cohen joined York Capital in March 1998 and is a Senior Managing Director and a member of the managing partner of York Capital. From 1996 to 1998, he was Vice President and an Analyst for Franklin Mutual Advisers. From 1994 to 1996, he was Director of High Yield Trading at Smith Barney. From 1991 to 1994, Mr. Cohen traded high yield and distressed bonds at Donaldson, Lufkin & Jenrette. From 1986 to 1991, he analyzed and traded high yield bonds at Goldman Sachs & Co. Mr. Cohen received a B.S. in Economics from the Massachusetts Institute of Technology and an M.B.A. from the Harvard Business School.

Except for the Company, the Investment Manger does not manage any other registered investment companies.  Affiliates of the Investment Manager serve as investment managers for over ten investment vehicles, which are hedge funds.  The assets under management (“AUM”) for these funds is in excess of $7 billion in the aggregate.  An affiliate of the Investment Manager also serves as investment manager for four managed accounts, and the AUM for these managed accounts is approximately $400 million in the aggregate (together with the hedge funds, the “Unregistered Funds”).

The Investment Manager is an affiliate of JGD Management Corp., which does business under the name “York Capital Management.”  The Investment Manager shares personnel, office space, facilities and systems with JGD Management Corp.  JGD Management Corp. is a registered investment advisor and provides administrative and investment advisory services to the investment vehicles described in the previous paragraph, including the Company (collectively, the “Funds”).

Where permitted by applicable laws and the governing instruments of the relevant Funds, the Investment Manager and its affiliates may purchase securities or other assets for the Company and the Unregistered Funds in which more than one Fund holds the same securities or other assets and the affiliates of the principals may also purchase the same securities or other assets, subject to compliance with the Investment Manager’s and the Company’s codes of ethics.

The Investment Manager and its affiliates believe that, in certain circumstances, it may be in the best interests of the Company to be able to co-invest with the Unregistered Funds to be able to participate in a wider range of transactions.  Currently, SEC regulations and interpretations permit registered investment companies, such as the Company, to co-invest with unregistered funds, such as the Unregistered Funds, that are affiliated with the Investment Manager in publicly traded securities and in private placements where (i) the Investment Manager negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights, and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception).  However, current SEC regulations and interpretations do not permit co-investment in private placements where the Investment Manager negotiates non-pricing terms such as covenants, collateral and management rights.  The Investment Manager, the Company and their related companies expect to apply for an exemption from these regulations. There are no assurances that the SEC will grant the request.

Buying or Selling Securities the Investment Manager Recommends to Clients or Purchases for Client Accounts.

The Investment Manager, its affiliates, and their respective personnel, may invest in the Funds, and in securities or other assets in which the Funds or other clients invest, subject to applicable law and the codes of ethics of the Company and of the Investment Manager.

Persons subject to the Investment Manager’s code of ethics are subject to, among other things, various restrictions relating to the buying or selling of securities.  These restrictions include pre-authorization and disclosure requirements, restrictions on short term trading and general prohibitions on transactions in securities in certain circumstances, including:

•                                          when in possession of inside information;

•                                          transactions in securities of issuers on the Investment Manager’s restricted list or during specified blackout periods;

•                                          transactions in securities at a time when the employee intends, or know of another employee’s intention, to purchase or sell that security or an equivalent security on behalf of a Fund or other advisory client;

•                                          transactions in securities in which the Investment Manager is placing a transaction on behalf of a Fund or other client within a certain number of business days of such order being placed by Investment Manager for the Fund or other client account; and

•                                          acquisition of securities in initial public offerings.

There are also restrictions on the acquisition by persons subject to the Investment Manager’s code of ethics in private placements, which acquisitions require the prior written approval by Investment Manager’s Chief Compliance Officer and the satisfaction of certain conditions.  The code of ethics also addresses the fiduciary duties expected of the persons subject to the code of ethics, including confidentiality obligations, gift and corporate opportunity policies and restrictions on outside business activities.

The Investment Manager has in place procedures to identify conflicts it may have in voting proxies.  In the event of a conflict, the Investment Manager may either:  (a) abstain from voting if the vote is not likely to be affected; (b) retain a disinterested third party adviser to advise on the vote; (c) vote the shares in proportion to other “yes” and “no” votes received by the issuer; (d) in the case of the Company, vote the shares as directed by a committee of independent directors; or (e) take such other actions, as may be appropriate in the particular context.

The Investment Manager serves as an investment adviser solely to the Company.  The Company imposes minimum investment limits upon investors in the Company that can be waived in certain circumstances.  Generally, the minimum investment permitted in the Company is $10 million.

Allocation of Limited Investment Opportunities

The Investment Manager and the related companies agree, prior to the placement of any order or batch or block trade, on which Funds will receive portions of the order or trade, and in what amounts.  In most instances the orders or trades will be allocated in approximate proportion to the size of each of the Funds.  The allocation may vary depending upon the different objectives, methodologies, investment strategies and restrictions applicable to each Fund.  The allocation may also vary depending upon decisions made by the portfolio manager principally responsible for any particular Fund.  For example, a portfolio manager responsible for an investment idea may request a larger allocation of a securities purchase than the size of the particular Fund for which he is principally responsible might warrant proportionally.  Or, a portfolio manager might indicate a lack of interest in a securities purchase initiated by another portfolio manager and may reduce or exclude any allocation of it for the particular Fund for which he is principally responsible.  If there are any disagreements concerning any such allocations, and a portfolio manager wants more or less of an allocation than would result from prorating the allocation based on Fund size, and the disagreement cannot be resolved, James G. Dinan and/or Daniel A. Schwartz shall resolve the disagreement with respect to the allocation.  Mr. Dinan and Mr. Schwartz, the senior investment professionals, continually monitor and review all of the holdings of all the Funds.  In the case of privately placed securities in which the Company makes an investment, the Investment Manager will follow the procedures and conditions that are consistent with applicable laws and the rules, regulations and interpretations of such laws.

Investment Committee Compensation

All three members of the Investment Committee are portfolio managers and partners of York Capital Management.  All receive a base salary of approximately $300,000 per year.  In addition, as partners, all share in the net profits of the firm.

Beneficial Ownership of the Company by the Investment Committee Members

James G. Dinan and Daniel Schwartz each own over $1 million of Common Stock of the Company.  Alan Cohen owns approximately $375,000 of Common Stock of the Company.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported in a timely manner.

(b) None.

ITEM 12. EXHIBITS.

(a)(1) None.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

York Enhanced Strategies Fund, LLC

By:

/s/ Jeffrey A. Weber

Name:  Jeffrey A. Weber

Title:  President

Date: March 14, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/s/ James G. Dinan

Name:  James G. Dinan

Title: Chief Executive Officer (principal executive officer)

Date: March 14, 2006

By:

/s/ Adam J. Semler

Name:  Adam J. Semler

Title: Chief Financial Officer and Secretary (principal financial officer)

Date: March 14, 2006